Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated May 17, 2011
To the Prospectus dated May 1, 2011

Effectively immediately, the DWS Dreman Small Mid Cap Value VIP (the “Fund”) has changed its investment policy.

Accordingly, the Fund description in the “Investment Options and Funds” section on page 16 of the Prospectus has been deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid−size US companies. The Fund defines small companies as those that are similar in market value to those in the Russell 2000® Value Index. As of March 31, 2011, the index had a median market capitalization of $519 million. The Fund defines mid−size companies as those that are similar in market value to those in the Russell Midcap® Value Index. As of March 31, 2011, the index had a median market capitalization of $4.25 billion. The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of each index. While the Fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. The Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The Fund may also invest in initial public offerings.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2011.  Please keep this supplement for future reference.